"Atlanta's #1 Bank: The Largest Community Bank in Atlanta With the Best Customer Service in Town" Annual Shareholders' Meeting April 26, 2007

Forward Looking Disclaimer Certain statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward- looking statements are necessarily estimates based upon current information and involved a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statements. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and the 8-K for the March 31, 2007, Earnings Release. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation.

Corporate Overview

Company Overview Headquarters: Atlanta, Georgia Total Assets (3/31/07): $1.6 Billion Full-Service Branches: 22 (with several coming) Listing: NASDAQ Ticker Symbol: LION Tang. Book Value per Share (3/31/07): $10.41 Market Capitalization (3/31/07): $177.2 Million Annualized Quarterly Cash Dividend: "IT'S ALL ABOUT SERVICE" $0.36 www.lionbank.com

Delivery System Metropolitan Atlanta: 22 current branches 23rd branch opening in July (Winder) Branches planned for Midtown and another select location 40 ATMs 1 Internet (Cyber) Branch Florida: LPO in Jacksonville Southeast: SBA and Indirect Lenders Current Branches Pending Winder and Midtown Branches

Sugarloaf

Conyers

Newnan

Winder

Sandy Springs

Jacksonville

Business and Strategic Plans

Unique, Successful Business Model Balance of consumer and commercial lending, retail branch network Branch Network: Twenty-two branches in Atlanta as well as a loan production office in Jacksonville, Florida. Product Offering: Wide range of retail and commercial deposit products, mortgage, commercial, construction, and automobile loans, investment services, and insurance Lending Niche: Successfully leveraging attractive prime indirect auto lending niche via management's long-term expertise; concurrently building out commercial, construction, commercial real estate, and SBA lending Credit Quality: Constant focus on maintaining attractive credit quality Retail Deposit Base: Signature 22-branch network for core, retail deposit gathering

Accelerating aggressive deposit acquisition program Emphasizing remote deposit capture capabilities Continuing branch expansion program to further enhance retail branch footprint: Sugarloaf branch opened May 2006 Conyers branch opened September 2006 Newnan branch opened April 2007 Winder branch to open July 2007 Two additional branches slated for 2007 opening, including Midtown and another select location Strategic Focus: Retail Deposit-Gathering Focusing on core deposit gathering initiatives

Strategic Focus: Core Banking Continuing expansion of SBA lending team Significantly growing commercial banking business Diversifying loan portfolio while maintaining strong asset quality and adequate reserves

Largest Community Bank in Metro Atlanta Note: Excludes SunTrust, announced acquisition targets and NetBank, an internet-only institution; data as of 12/31/06 Source: SNL DataSource

Core Growth Remains Robust Average Interest-Earning Assets ($ in millions) 2002 2003 2004 2005 2006 1Q 2007 East 883 986 1114 1247 1415 1528 West 38.6 34.6 31.6 North 46.9 45 43.9 1Q07-4Q06 Growth: 7.99% Y-O-Y Growth: 13.47% 5-Year CAGR: 11.18%

Non-maturing Deposits1 2003 2004 2005 2006 1Q 2007 Non-Interest Bearing 111 116 121 154 141 Savings 131 127 177 182 196 DDA & MM 169 251 224 287 295 1) Period end balances

Financial Performance Loans 2004 2005 2006 1Q 2007 Indirect 0.5 0.48 0.48 0.48 Commercial and Construction 0.4 0.41 0.44 0.45 Other 0.1 0.11 0.08 0.07

Looking Ahead: 2007 and Beyond Market Flux: Continue to take full advantage of ongoing mergers and merger-related flux (SouthTrust, Flag, Main Street, Piedmont Bank, First Bank of the South, Southern National Bank, Peachtree Bank, Etc.) There are good customers - and good bankers - looking for a change Marketing: Fidelity is effectively marketing itself through its personal calling programs and networking initiatives Focus: Maintain focus on traditional community banking Branching: Continue building out branch network Balance: Balancing growth, expenses, and capital with earnings Deposit Gathering: Accelerating deposit acquisition program

Financial Highlights

Organic Growth Remains Robust Average Interest-Earning Assets ($ in millions) 2002 2003 2004 2005 2006 1Q 2007 East 883 986 1114 1247 1415 1528 West 38.6 34.6 31.6 North 46.9 45 43.9 1Q07-4Q06 Growth: 7.99% Y-O-Y Growth: 13.47% 5-Year CAGR: 11.18%

Net Interest Income1 2001 2002 2004 2005 2006 East 70474 74250 35648 39332 43529 West 30.6 38.6 31.6 North 45.9 46.9 43.9 1Q07-1Q06: 9.44% Y-O-Y Growth: 10.67% 3-Year CAGR: 9.80% 1) Dollars in thousands 2001 2002 1Q06 1Q07 East 70474 74250 10287 11258 West 30.6 38.6 North 45.9 46.9

Noninterest Income1 2004 2005 2006 East 14641 14339 15699 West 31.6 North 43.9 1Q07-1Q06: 24.55% Y-O-Y Growth: 9.48% 3-Year CAGR: 4.50% 2001 2002 1Q06 1Q07 East 70474 74250 3585 4465 West 30.6 38.6 North 45.9 46.9 1) Dollars in thousands

Earnings Per Share1 2003 2004 2005 2006 East 0.42 0.84 1.12 1.12 West 34.6 31.6 North 45 43.9 1Q07-1Q06: 21.74% 5-Year CAGR: 44.14% 1) From continuing operations through 2003 - diluted 1Q06 1Q07 East 0.23 0.28 West North

Book Value Per Share 2003 2004 2005 2006 1Q 2007 East 8.01 8.64 9.39 10.19 10.41 West 31.6 North 43.9 1Q07-4Q06 Growth: 2.16% Y-O-Y Growth: 8.52% 3-Year CAGR: 8.35%

* SNL Financial LC. Used with permission. All rights reserved. snl.com. Total Return Performance

Why "LION"? Valuation: Extremely attractive valuation compared to peers (LION trades 14% below comparable Atlanta-area peers on P/E basis) Market: Metro Atlanta boasts a strong, diversified economy; Atlanta remains the fastest-growing MSA in the U.S., driven by core population growth Size: Fidelity Bank is the #1 largest community bank based in Atlanta Growth: In 2006, total assets grew 17% while total loans grew 23%. Favorable Landscape: Consistent economic growth and continued merger- related flux yields a very favorable community banking landscape Portfolio Diversification: Increasing strategic emphasis on commercial and construction lending yielding favorable results Upside Earnings and Growth Potential: Well-positioned for enhanced earnings and further balance sheet growth